UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

AXIS CAPITAL HOLDINGS LIMITED
(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)

(441) 496-2600
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $0.0125 per share	AXS	New York Stock Exchange
Depositary shares, each representing a 1/100th interest in a 5.50% Series E preferred share	AXS PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 7, 2021, at the Annual General Meeting of Shareholders of AXIS Capital Holdings Limited (the “Company”), the Company’s shareholders approved an amendment to the Company’s 2017 Long-Term Equity Compensation Plan (the “Plan”) to increase by 1,600,000 the number of common shares authorized for issuance under the Plan.

A description of the material terms of the amended and restated Plan was included in the section entitled “Proposal 3. Amendment to 2017 Long-Term Equity Compensation Plan” on pages 69-76 of the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 26, 2021. The amended and restated Plan is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

As discussed in Item 5.02 above, the Company held its Annual General Meeting of Shareholders on May 7, 2021. Shareholders were asked to vote with respect to four proposals. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the results of voting on each such matter.

Proposal No. 1: The election of the Class I Directors named below to serve until the 2024 Annual General Meeting of Shareholders. There was no solicitation in opposition to either of the nominees listed in the proxy statement and all of the nominees were elected.

Director Name	For	Against	Abstain	Broker Non-Votes
Charles Davis	73,473,643	2,669,198	9,081	3,769,035
Elanor Hardwick	73,211,918	2,928,079	11,925	3,769,035
Axel Theis	74,052,865	2,087,333	11,724	3,769,035
Barbara Yastine	73,160,195	2,979,959	11,768	3,769,035

Proposal No. 2: The shareholders approved, in a non-binding vote, the compensation paid to the Company’s named executive officers as set forth below.

For	Against	Abstain	Broker Non-Votes
68,638,732	7,472,252	40,937	3,769,035

Proposal No. 3: The shareholders approved the amendment to the Company’s 2017 Long-Term Equity Compensation Plan increasing the aggregate number of shares of common stock authorized for issuance as set forth below.

For	Against	Abstain	Broker Non-Votes
70,371,192	3,902,356	1,878,374	3,769,035

Proposal No. 4: The shareholders approved the appointment of Deloitte Ltd., Hamilton, Bermuda to act as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021 and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm as set forth below.

For	Against	Abstain	Broker Non-Votes
77,553,589	2,351,438	15,929	—

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Document
10.1	AXIS Capital Holdings Limited’s Amended and Restated 2017 Long-Term Equity Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2021

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Conrad D. Brooks
Conrad D. Brooks
General Counsel